POWER OF ATTORNEY
                                -----------------


              Edmund L. Benson, III, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                 /s/ Edmund L. Benson, III
                                                 -------------------------
                                                 Edmund L. Benson, III

                                POWER OF ATTORNEY
                                -----------------


              William P. Carmichael, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999


                                                /s/ William P. Carmichael
                                                -------------------------
                                                William P. Carmichael

                                POWER OF ATTORNEY
                                -----------------


              James Ermer, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco
E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                        /s/ James Ermer
                                                        ---------------
                                                        James Ermer

                                POWER OF ATTORNEY
                                -----------------


              William H. Grigg, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                        /s/ William H. Grigg
                                                        --------------------
                                                        William H. Grigg

                                POWER OF ATTORNEY
                                -----------------


              Thomas F. Keller, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                    /s/ Thomas F. Keller
                                                    --------------------
                                                    Thomas F. Keller

                                POWER OF ATTORNEY
                                -----------------


              Dr. Cornelius J. Pings, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                 /s/ Dr. Cornelius J. Pings
                                                 --------------------------
                                                 Dr. Cornelius J. Pings

                                POWER OF ATTORNEY
                                -----------------


              A. Max Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                         /s/ A. Max Walker
                                                         -----------------
                                                         A. Max Walker

                                POWER OF ATTORNEY
                                -----------------


              Charles B. Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                      /s/ Charles B. Walker
                                                      ---------------------
                                                      Charles B. Walker

                                POWER OF ATTORNEY
                                -----------------


              Thomas S. Word, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio, and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999



                                                    /s/ Thomas S. Word, Jr.
                                                    -----------------------
                                                    Thomas S. Word, Jr.

                                POWER OF ATTORNEY
                                -----------------


              Carl E. Mundy, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999


                                                     /s/ Carl E. Mundy, Jr.
                                                     ----------------------
                                                     Carl E. Mundy, Jr.

                                POWER OF ATTORNEY
                                -----------------


              James B. Sommers, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1999


                                                       /s/ James B. Sommers
                                                       --------------------
                                                       James. B. Sommers